Cash And Cash Equivalents	6 Months Ended
Jun. 30, 2021
Cash and Cash Equivalents [Abstract]
Cash And Cash Equivalents

NOTE 4 – CASH AND CASH EQUIVALENTS

Cash and cash equivalents consist of the following:

	June 30, 2021	December 31, 2020
Cash and cash equivalents	$227,117	$19,303
Restricted cash	5,736	11,425
Total cash and cash equivalents and restricted cash	$232,853	$30,728

Restricted cash amounted to $5,736 and relates to amounts held in retention accounts in order to service debt and interest payments, as required by certain of Navios Partners’ credit facilities.

Cash deposits and cash equivalents in excess of amounts covered by government-provided insurance are exposed to loss in the event of non-performance by financial institutions. Navios Partners does maintain cash deposits and equivalents in excess of government-provided insurance limits. Navios Partners also minimizes exposure to credit risk by dealing with a diversified group of major financial institutions.